UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) was held on December 7, 2018 at the Company’s headquarters in Plymouth, Michigan. Of the 9,617,889 shares of the Company’s Common Stock issued, outstanding and entitled to vote at the 2018 Annual Meeting, a total of 8,889,621 shares (or approximately 92.42%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2018 Annual Meeting.

1.	Election of seven nominees to the Company’s Board of Directors for a one-year term expiring at the 2019 Annual Meeting of Shareholders, or until their successors are duly elected and qualified:

Nominee	For	Number of Shares Withheld	Broker Non-Votes
John F. Bryant	6,873,520	264,970	1,751,131
Jay W. Freeland	6,941,661	196,829	1,751,131
W. Richard Marz	6,828,968	309,522	1,751,131
C. Richard Neely, Jr.	6,947,844	190,646	1,751,131
James A. Ratigan	6,808,532	329,958	1,751,131
William C. Taylor	6,946,612	191,878	1,751,131
David L. Watza	5,904,635	1,233,855	1,751,131

As a result, each nominee was elected by the Company’s shareholders, as recommended by the Board of Directors.

2.	Approval of Ratification of the First Amended and Restated Rights Plan, as amended on August 20, 2018

For	Against	Abstain	Broker Non-Votes
5,066,009	2,060,990	11,491	1,751,131

As a result, the Ratification of the First Amended and Restated Rights Plan was approved by the Company’s shareholders, as recommended by the Board of Directors.

3.	Approval of an advisory vote on executive compensation (“Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
6,281,264	849,478	7,748	1,751,131

As a result, the non-binding resolution to approve the compensation of the Company’s named executive officers was approved by the shareholders on an advisory basis, as recommended by the Board of Directors.

4.	Ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019:

For	Against	Abstain
8,863,980	20,464	5,177

As a result, the selection of BDO USA, LLP was ratified and approved by the Company’s shareholders, as recommended by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: December 10, 2018	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer